SECURITIES AND EXCHANGE COMMISSION

                                          Washington, D.C. 20549

                                                Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.             31     (File No. 2-66868)       X
                                      ---------                        -----

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.                            32     (No. 811-3003)           X
                                      ---------                        -----


IDS TAX-FREE MONEY FUND, INC.
IDS Tower 10, Minneapolis, MN  55440-0534

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
     X   on Feb. 27, 1998 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
         on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2)
         on (date)pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.





                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Sales charge and Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Fund in brief; Investment policies and risks; How the Fund is organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About American Express Financial Corporation
               - General information
   (b)(ii)     Investment manager
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Distributor
   (g)         Investment manager; About American Express Financial Corporation
               - General information

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         Voting rights
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Alternative purchase arrangements

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         How to purchase, exchange or redeem shares
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         Alternative purchase arrangements; Reductions and waivers of the sales charge

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase shares: Three ways to invest
   (d)         How to purchase, exchange or redeem shares: Redemption policies -
               "Important...

9              None

                      PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except Dollar-Cost
               Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board members and officers**; Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Fund is organized; About the American Express Financial
               Corporation**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement, Shareholder
               Service Agreement
   (e)         NA
   (f)         Agreement: Distribution Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with American
               Express Financial Corporation
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Fund
   (b)         Valuing Fund Shares; Investing in the Fund
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a) Performance Information (for money market funds only) (b) Performance
   Information (for all funds except money market funds)

23             Financial Statements





*    Designates information is located in annual report.
**   Designates location in prospectus.

IDS Tax-Free Money Fund


Prospectus
Feb. 27, 1998



The goal of IDS Tax-Free Money Fund, Inc. is to provide as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager

Sales charge and Fund expenses

Performance
         Financial highlights
         Yield

Investment policies and risks
         Facts about investments and their risks
         Alternative investment option
         Valuing Fund shares

How to purchase, exchange or redeem shares How to purchase shares How to exchange shares How to redeem shares

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information

Appendix
         Tax-exempt vs. taxable income

The Fund in brief

Goal

IDS Tax-Free Money Fund (the Fund) seeks to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks


The Fund is a diversified mutual fund that invests at least 80% of its net assets in short-term debt obligations whose interest is exempt from federal income tax. The Fund invests only in high-quality debt securities such as municipal bonds and notes that the investment manager believes present minimal credit risk. For further information, refer to the later section in the prospectus titled "Investment policies and risks."


Manager and distributor


The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $71 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.


Portfolio manager


Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since April 1993. From 1986 to 1992 he was a fixed income securities analyst and from 1992 to 1993 he was an associate portfolio manager. He also serves as portfolio manager of IDS Cash Management Fund, IDS Intermediate Tax-Exempt Fund, IDS Life Moneyshare Fund and IDS Life Series Fund, Money Market Portfolio.


Sales charge and Fund expenses

When you buy shares, you pay no sales charge. Fund operating expenses are paid out of Fund assets. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.


Shareholder transaction expenses
Maximum sales charge on purchases
(as a percentage of offering price)              0%

Annual Fund operating expenses
(as a percentage of average daily net assets):
Management fee                                   0.31%
12b-1 fee                                        0.00%
Other expenses*                                  0.24%
Total                                            0.55%


*Other expenses include an administrative services fee and a transfer agency fee.

Example: Suppose for each year for the next ten years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


1 year          3 years        5 years         10 years
$6              $18            $31             $69


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

Performance

Financial highlights

Year ended Dec. 31,
Per share income and capital changesa


                                1997    1996   1995   1994   1993   1992    1991   1990   1989   1988

Net asset value,               $1.00   $1.00  $1.00  $1.00  $1.00  $1.00   $1.00  $1.00  $1.00  $1.00
beginning of year

                           Income from investment operations:
Net investment income            .03     .03    .03    .02    .02    .02     .04    .05    .05    .04

                           Less distributions:
Dividends from net             (.03)   (.03)  (.03)  (.02)  (.02)  (.02)   (.04)  (.05)  (.05)  (.04)
investment income

Net asset value,               $1.00   $1.00  $1.00  $1.00  $1.00 $1.00    $1.00  $1.00  $1.00  $1.00
end of year

                           Ratios/supplemental data
                                1997    1996   1995   1994   1993   1992    1991   1990   1989   1988

Net assets, end of year         $152    $157   $146   $133   $116   $137    $144   $153   $117   $131
(in millions)

Ratio of expenses to            .55%    .55%   .58%   .68%   .68%   .63%    .70%   .71%   .67%   .65%
average daily net assetsb

Ratio of net income to         3.13%   2.94%  3.19%  2.11%  1.63%  2.25%   3.78%  5.24%  5.47%  4.54%
average daily net assets

Total return                    3.2%    2.9%   3.2%   2.1%   1.6%   2.2%    3.8%   5.2%   5.6%   4.6%

      a For a share outstanding throughout the year. Rounded to the nearest cent.

      b Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

      The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report, which if not included with this prospectus, may be obtained without charge.

      Yield

      The Fund's annualized simple yield for the seven days ended Dec. 31, 1997, was 3.56% and its annualized compound yield was 3.62%. The Fund calculates annualized simple and compound yields based on a seven-day period.

      Past yields should not be considered on indicator of future yields.


The information in this table has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Yield


The Fund's annualized simple yield for the seven days ended Dec. 31, 1997, was 3.56% and its annualized compound yield was 3.62%. The Fund calculates annualized simple and compound yields based on a seven-day period.


Past yields should not be considered an indicator of future yields.

Investment policies and risks

Under normal market conditions, the Fund will invest at least 80% of its net assets in short-term debt securities whose interest, in the opinion of bond counsel to the issuer, is wholly exempt from federal income tax. The Fund does not intend to purchase bonds or notes the interest from which is subject to the alternative minimum tax. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any security with a remaining maturity of more than 13 months. The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


Facts about investments and their risks


Short-term debt securities: The Fund invests only in short-term debt securities the investment manager believes present minimal credit risk. These securities must be rated in one of the two highest categories by national rating services.


Short-term debt securities include variable rate instruments and floating rate instruments, which provide for the periodic adjustment of interest rates so that the market value approximates the face amount. Under normal market conditions the Fund will not invest more than 65% of its net assets in variable rate instruments or floating rate instruments. Short-term debt securities also include securities subject to puts to shorten maturities, securities with a series of maturity dates, securities placed in escrow to refund other issues when they become refundable, and municipal lease obligations. The Fund does not intend to invest more than 10% of its net assets in municipal lease obligations. Risks to investors in municipal lease obligations are the likelihood that a municipality may discontinue funding of the leased property, and the general credit quality of the issuing municipality. Many of the securities held by the Fund are supported by credit and liquidity enhancement from third parties, such as banks and other financial institutions. As a result, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund may invest up to 25% of its net assets in each of the following: securities whose issuers are located in the same state; securities paid from revenues of similar types of enterprises; and industrial revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond also may affect other bonds. This could increase market risk.

Securities that are illiquid: A security is illiquid if it cannot be sold quickly in the normal course of business. No more than 10% of the Fund's net assets will be held in illiquid securities.

Money market instruments: If suitable tax-exempt securities are not available, the Fund may invest up to 20% of its net assets in certain taxable investments. They include short-term government securities, bank obligations, commercial paper and repurchase agreements. The interest earned on these investments is not exempt from federal income taxes. There also may be occasions when, as a result of maturities of portfolio securities, heavy sales of Fund shares, or anticipated redemption requests, the Fund may hold cash that is not invested.

The investment policies described above, except for the policies concerning the type and amount of tax-free investments to be held by the Fund, may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The NAV is the value of a single Fund share. The NAV is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

The portfolio securities are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

How to purchase, exchange or redeem shares

How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Your application will be accepted only when federal funds (funds of the Federal Reserve System) are available to the Fund, normally within three days of receipt of your application. Once your account is set up, you can choose among several convenient ways to invest.


Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Combining investments: The Fund shares are offered without a sales charge. Unless they were exchanged from a fund subject to a sales charge, the shares are not included for purposes of determining reduced charges for purchases of shares of other funds. For more information about reduced sales charges, see the prospectuses of other publicly offered funds in the IDS MUTUAL FUND GROUP.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

                              Three ways to invest

1
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment: $2,000
                            account) to:                                    Additional
                                                                            investments:        $   100
                            American Express Financial Advisors Inc.        Account balances:   $1,000*
                            P.O. Box 74
                            Minneapolis, MN 55440-0074

                            Your financial advisor will help you with this process.

2
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment: $2,000
                                                                            Additional
                            o automatic payroll deduction                   investments:        $   100/
                                                                                           each payment
                            o bank authorization                            Account balances:    $1,000


                            o direct deposit of Social Security check       If account balance is below
                                                                            $2,000, frequency of payments
                            o other plan approved by the Fund               must be at least monthly.







3
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment:$1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).


*If your account balance falls below $1,000, you will be asked in writing to bring it up to $1,000 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.


How to exchange shares


You can exchange your shares of this Fund for Class A shares of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. If your initial investment was in this Fund, you can exchange shares of this Fund for Class B shares of another fund. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your initial investment was in this Fund, and you exchange into a non-money market fund, you will pay an initial sales charge if you exchange into Class A and be subject to a contingent deferred sales charge if you exchange into Class
B. If your initial investment was in Class A shares of a non-money market fund and you exchange shares into this Fund, you may exchange that amount, including dividends earned on that amount, without paying a sales charge.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request. When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value at the close of business on the next business day.

A redemption is a taxable transaction. Although the Fund attempts to maintain a stable $1 net asset value, you will have a gain or loss if the Fund's net asset value is more or less than the cost of your shares. This could affect your tax liability.

               Three ways to request an exchange or redemption of shares

1
By letter                         Include in your letter:
                                  o the name of the fund (s)
                                  o your account number(s) (for exchanges, both
                                    funds must be registered in the same
                                    ownership)
                                  o your Taxpayer Identification
                                    Number (TIN)
                                  o the dollar amount or number of
                                    shares you want to exchange or redeem
                                  o signature of all registered account owners
                                  o for redemptions, indicate how you want your
                                    money delivered to you o any paper
                                    certificates of shares you hold

                                  Regular mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         P.O. Box 534
                                         Minneapolis, MN 55440-0534

                                  Express mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         733 Marquette Ave.
                                         Minneapolis, MN 55402


2
By phone
American Express Financial         o The Fund and AEFC will honor any telephone
Advisors Telephone Transaction       exchange or redemption  request believed
Service: 800-437-3133 or             to be authentic and will use reasonable
612-617-3800                         procedures to confirm that they are. This
                                     includes asking identifying questions and
                                     or tape recording calls.If reasonable
                                     procedures are followed, the Fund or AEFC
                                     will not be liable for any loss resulting
                                     from fraudelent requests.



                                  o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges
                                  NOT apply by writing American Express
                                  Shareholder Service. Each registered owner must sign the request.
                                  o AEFC answers requests promptly, but you may experience delays when call volume is high.
                                  If you are unable to get through, use mail procedure as an alternative.
                                  o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                  o Phone privileges may be modified or
                                  discontinued at any time.


                                  Minimum amount
                                  Redemption:           $100

                                  Maximum amount
                                  Redemption:           $50,000






3
By draft


Free drafts are available and can be used just like a check to withdraw $100 or more from your account. The shares in your account earn dividends until they are redeemed by the Fund to cover your drafts. Most accounts will automatically receive free drafts. However, to receive drafts on qualified or custodial business accounts, you must contact American Express Shareholder Service. A request form will be supplied and must be signed by each registered owner. Your draft writing privilege may be modified or discontinued at any time.


Minimum amount
Redemption:       $100

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges of Class A shares of other funds in the IDS MUTUAL FUND GROUP to this Fund will be accepted. Exchanges of Class B shares to this Fund will not be accepted.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)



              Three ways to receive payment when you redeem shares


1                            o    Mailed to the address on record
By regular or                o    Payable to names listed on the account
express mail                      NOTE: You will be charged a fee if you request express mail delivery.


2                            o    Minimum wire redemption: $1,000
By wire                      o    Request that money be wired to your bank
                             o    Bank account must be in the same ownership as
                                  the IDS fund account NOTE: Pre-authorization
                                  required. For instructions, contact your
                                  financial advisor or American Express
                                  Shareholder Service.

3                            o    Minimum payment: $50
By scheduled                 o    Contact your financial advisor or American Express Shareholder Service
payout plan                       to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the
                                  sales charges

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800


TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes


As a shareholder you are entitled to your share of the Fund's net income and any short-term capital gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.


Dividend and capital gain distributions


The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments.


Reinvestments

Dividends are automatically reinvested in additional shares of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you monthly in cash, or


o you direct the Fund to invest your distributions monthly in any publicly available IDS fund for which you have previously opened an account. Your purchases may be subject to a sales charge.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

Distributions from interest earned on tax-exempt securities are exempt from federal income tax. Distributions must be reported on your income tax returns in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.


Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.


How to determine the correct TIN

                                                       Use the Social Security or
For this type of account:                              Employer Identification number of:

Individual or joint account                            The individual or individuals listed on the account

Custodian account of a minor (Uniform                  The minor
Gifts/Transfers to Minors Act)

A living trust                                         The grantor-trustee (the
                                                       person who puts the money
                                                       into the trust)

An irrevocable trust,                                  The legal entity (not the personal representative
pension trust or estate                                or trustee, unless no legal entity is designated in
                                                       the account title)

Sole proprietorship                                    The owner

Partnership                                            The partnership

Corporate                                              The corporation

Association, club or tax-exempt organization           The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.


How the Fund is organized

Shares

The Fund is owned by its shareholders. All shares issued by the Fund are of the same class - capital stock. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H.
Dudley, who does not serve the nine IDS Life funds.


Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President, treasurer and corporate secretary of Board Services Corporation.

Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Treasurer

Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.

Investment manager


The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:


Assets                    Annual rate
(billions)                at each asset  level

First     $1.0            0.310%
Next       0.5            0.293
Next       0.5            0.275
Next       0.5            0.258
Over       2.5            0.240


For the fiscal year ended Dec. 31, 1997, the Fund paid AEFC a total investment management fee of 0.31% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.03% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $20 per shareholder account for this service.


Distributor


The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests.

Total expenses paid by the Fund in the year ended Dec. 31, 1997 were 0.55% of its average daily net assets.

About American Express Financial Corporation

General information


The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services. Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Dec. 31, 1997 were more than $173 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,700 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendix

1998 Federal Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a fitting status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $102,300
- $155,950 range. Under Adjusted Gross Income, $175,000 is in the $124,500 to $186,800 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

                            Adjusted gross income*
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
Taxable income**                            $0             $124,500          $186,800            Over
                                            to                to                to
                                       $124,500(1)       $186,800(2)       $309,300(3)       $309,300(2)
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
Married Filing Jointly
        $ 0    -       $ 42,350            15.00%
     42,350    -        102,300            28.00             28.84%
    102,300    -        155,950            31.00             31.93             33.27%
    155,950    -        278,450            36.00             37.08             38.64             37.08%
    278,450    +                           39.60                               42.50***          40.79


                             Adjusted gross income*
------------------ ----------------- ----------------------- ----------------------- -----------------------
Taxable income**                               $0                   $124,500                  Over
                                               to                      to
                                          $124,500(1)             $247,000(3)             $247,000(2)
------------------ ----------------- ----------------------- ----------------------- -----------------------
Single
         $ 0   -       $ 25,350               15.00%
      25,350   -         61,400               28.00
      61,400   -        128,000               31.00                   32.60%
     128,100   -        278,450               36.00                   37.86                   37.08%
     278,450   +                              39.60                                           40.79
------------------ ----------------- ----------------------- ----------------------- -----------------------

   * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
  ** Amount subject to federal income tax after itemized deductions or standard deduction and personal exemptions.
 *** This rate is applicable only in the limited case where your adjusted gross income is less than $309,300 and your taxable income exceeds $278,450.
(1) No Phase-out - Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deduction Phase-out - Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3) Itemized Deduction and Personal Exemption Phase-outs - Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2: Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

                       For these Tax-Exempt Rates:
                       -------------------------------------------------------------------------------------
                         3.00%      3.50%     4.00%      4.50%      5.00%      5.50%      6.00%     6.50%
                       ---------- --------- ---------- ---------- ---------- ---------- --------- ----------
 Marginal Tax Rates    Equal the Taxable Rates shown below:
---------------------- -------------------------------------------------------------------------------------
       15.00%            3.53       4.12      4.71       5.29       5.88       6.47       7.06      7.65
       28.00%            4.17       4.86      5.56       6.25       6.94       7.64       8.33      9.03
       28.84%            4.22       4.92      5.62       6.32       7.03       7.75       8.43      9.13
       31.00%            4.35       5.07      5.80       6.52       7.25       7.97       8.70      9.42
       31.93%            4.41       5.14      5.88       6.61       7.35       8.08       8.81      9.55
       32.60%            4.45       5.19      5.93       6.68       7.42       8.16       8.90      9.64
       33.27%            4.50       5.25      5.99       6.74       7.49       8.24       8.99      9.74
       36.00%            4.69       5.47      6.25       7.03       7.81       8.59       9.38     10.16
       37.08%            4.77       5.56      6.36       7.15       7.95       8.74       9.54     10.33
       37.86%            4.83       5.63      6.44       7.24       8.05       8.85       9.66     10.46
       38.64%            4.89       5.70      6.52       7.33       8.15       8.96       9.78     10.59
       39.60%            4.97       5.79      6.62       7.45       8.28       9.11       9.93     10.76
       40.79%            5.07       5.91      6.76       7.60       8.44       9.29      10.13     10.98
       42.50%            5.22       6.09      6.96       7.83       8.70       9.57      10.43     11.30



                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                             IDS TAX-FREE MONEY FUND


                                  Feb. 27, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Feb. 27, 1998, and it is to be used with the prospectus dated Feb. 27, 1998, and the Annual Report for the fiscal year ended Dec. 31, 1997.

                                TABLE OF CONTENTS

Goal and Investment Policies.....................................See Prospectus

Additional Investment Policies.............................................p. 4

Security Transactions......................................................p. 6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.....................................p. 7

Performance Information....................................................p. 8

Valuing Fund Shares........................................................p. 9

Investing in the Fund.....................................................p. 10

Redeeming Shares..........................................................p. 12

Pay-out Plans.............................................................p. 13

Taxes.....................................................................p. 14

Agreements................................................................p. 15

Organizational Information................................................p. 17

Board Members and Officers................................................p. 17


Compensation for Fund Board Members.......................................p. 21


Independent Auditors......................................................p. 22

Financial Statements..........................................See Annual Report

Prospectus................................................................p. 22

Appendix A:       Description of Bond and Note Ratings....................p. 23

Appendix B:       Description of Short-Term Taxable Securities
                  and Repurchase Agreements...............................p. 25

Appendix C:       Dollar-Cost Averaging...................................p. 27

ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Tax-Free Money Fund, Inc. (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans. The Fund, however, does make investments in debt securities where the sellers agree to repurchase the securities at cost plus an agreed-upon interest rate within a specified time.

`Invest in voting securities, securities of investment companies or exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

`Pledge or mortgage its assets beyond 15% of total assets.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer. In order to comply with revisions to Rule 2a-7, the Fund will observe the limitation on investment in a single issuer as to 100% of its portfolio.

`Buy on margin or sell short.

`Invest in real estate, but the Fund can invest in municipal bonds and notes secured by real estate or interests therein. For purposes of this policy, real estate includes real estate limited partnerships.

`Invest in commodities or commodity contracts.


`Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board, the Fund will not:

`Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the board, will consider the essential nature of the leased property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligations.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The quality of tax-exempt securities in which the Fund invests is valued according to the amortized cost method (see "Valuing Fund Shares"). If the Fund should decide at some point it is no longer appropriate to value its portfolio according to amortized cost, then at least 80% of the value of the municipal bonds and municipal notes in the Fund's portfolio may be issued that have been rated at the time of purchase not lower than Baa or MIG-3 (applicable to municipal notes) by Moody's Investors Service, Inc. (Moody's), or BBB by Standard & Poor's Corporation (S&P), or in the case of notes that have not been rated, will have been issued by an issuer having outstanding long-term debt securities rated not lower than Baa by Moody's or BBB by S&P. The balance of the portfolio may be in municipal bonds and notes that may be nonrated and may be issued by issuers whose other debt securities have not been rated. Such investments would be considered only when the Fund believes the financial condition of the issuers limited the risks to the Fund to a degree comparable to securities rated Baa or MIG-3 (or higher) by Moody's or BBB

(or higher) by S&P. Any municipal bond or note that is guaranteed by the federal government will be regarded as having a rating of Aaa (Moody's) or AAA (S&P).

In addition to considering ratings assigned by the ratings services in the selection of portfolio securities for the Fund, the Fund may consider, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospect and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds.

After a municipal bond or note has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the Fund will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market in municipal bonds and notes is not comparable to the market in taxable money market instruments in terms of liquidity and stability of principal. This is because the market in municipal bonds and notes is not as broad, does not offer as much choice in maturities, and has fewer issuers.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a description of bond and note ratings, see Appendix A. For a description of short-term taxable securities and repurchase agreements, see Appendix B.

SECURITY TRANSACTIONS


Subject to policies set by the board, American Express Financial Corporation
(AEFC) is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.


AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a "principal" rather than an "agency" basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any AEFC subsidiary. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may affect the price or volume purchased or sold by the Fund adversely, the Fund hopes to gain an overall advantage in execution.

The Fund acquired no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities related activities during the year ended Dec. 31, 1997.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION


The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


Average annual total return

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

The Fund calculates its compound yield according to the following formula:

Compound Yield = (return for seven-day period + 1)365/7 - 1


The Fund's simple annualized yield was 3.56% and its compound yield was 3.62% on Dec. 31, 1997.


Yield, or rate of return, on Fund shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider the Fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The Fund values its securities as follows: All of the securities in the Fund's portfolio (including those readily marketable assets designated to cover commitments to buy when-issued securities) are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses.

The board has established procedures designed to stabilize the Fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the Fund's securities by the board, at intervals deemed appropriate by it, to determine whether the Fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears and if it exceeds 0.5% it must determine what action, if any, needs to be taken. If the board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such persons, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than he would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

The minimum purchase for directors, officers and employees of the Fund or AEFC and AEFC financial advisors is $1000 (except payroll deduction plans), with a minimum additional purchase of $25.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly or semiannually. You are not obligated to make any payments. You can omit payments, or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? When you send in your payment, your money is invested at the net asset value. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

For a discussion on dollar-cost averaging see Appendix C.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP may be used to automatically purchase shares of the Fund. Dividends may be directed to existing accounts only. Dividends declared by the Fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

Drafts: Drafts should be requested by registered owners only. The number of signatures required for payment of a draft may vary by account ownership. Drafts should be used like checks, but should not be sent directly to the Minneapolis headquarters to be cashed. When the draft is accepted by the Fund through the banking system, shares will be redeemed from your account. In order to qualify for this service, all shares must be held in non-certificate form. If the account is not large enough to cover a draft, it will be dishonored and returned marked "insufficient funds." Drafts written on purchases made with non-guaranteed funds less than 10 days old will not be honored in most cases. The draft writing privilege may be modified or terminated at any time. It may not always be possible to give all shareholders advance notification of each change in the draft writing privilege.

Telephone Redemptions: Records maintained by AEFC will be binding on all parties. Neither AEFC nor the Fund will be liable for any loss, expense or damage arising in connection with telephone redemption requests. In order to qualify for this service, all shares must be held in non-certificate form.

The requesting registered owner must be prepared to provide sufficient information to enable AEFC to verify the authenticity of the call and to process the redemption request. All telephone calls will be recorded. Redemption requests received before the close of business (normally 3 p.m. Central time) will be processed the same day. For each redemption, a number of shares equal to the amount of the requested redemption will be redeemed. The following business day, the redemption proceeds will be mailed to the address of record or transmitted by Federal Reserve Wire to the bank account designated on the telephone authorization form, provided AEFC, the Fund, Norwest Bank Minneapolis and your bank are all open. At the present time there is no additional fee charged for the wire service, but if such a fee is imposed in the future, an additional number of shares will be redeemed to cover it.

The telephone redemption privilege may be modified or discontinued at any time. It may not always be possible to give all shareholders advance notice of each change in the procedures for telephone redemptions.

  During an emergency, the board can suspend computation of the net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable, or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or


`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.


PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls/St.Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in your account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES


All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal year ended Dec. 31, 1997, 100% of the income distribution was designated as exempt from federal income taxes.


If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

State law determines whether interest income on a particular municipal bond or note is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds and notes when earned by a mutual fund and paid to the Fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds and notes it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.

Under federal tax law and an election made by the Fund under federal tax regulations, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income through Dec. 31 and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Dec. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor for more complete information as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

     The Fund has an Investment Management Services Agreement with AEFC. AEFC is paid a fee based on the following schedule:

Group assets                Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.310%
Next         0.5                  0.293
Next         0.5                  0.275
Next         0.5                  0.258
Over         2.5                  0.240


On Dec. 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.31% on an annual basis. The fee is calculated for each calendar day on the basis of the net assets of the Fund as of the close of business of the full business day, which is two business days prior to the day for which the calculation is being made. In the case of the suspension of the computation of the net asset value, the fee for each day shall be computed as of the close of business on the last full business day on which the net assets were computed.

The management fee is paid monthly. Under the agreement, the amount paid was $488,015 for the year ended Dec.31, 1997, $481,827 for 1996, and $427,876 for
1995.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $69,516 for the year ended Dec. 31, 1997, $125,715 for 1996, and $128,899 for
1995.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.030%
Next         0.5                  0.027
Next         0.5                  0.025
Next         0.5                  0.022
Over         2.5                  0.020


On Dec. 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.03% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $48,992 for the fiscal year ended Dec. 31, 1997.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC earns a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate of $20 per year and dividing by the number of days in the year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $160,099 for the year ended Dec. 31, 1997.


Distribution Agreement

For an explanation of the Fund's Distribution Agreement, please see your prospectus.

Custodian Agreement

The Fund's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses


The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $766,622 for the fiscal year ended Dec. 31, 1997.


ORGANIZATIONAL INFORMATION


The Fund is a diversified, open-end management investment company, as defined in the 1940 Act. Originally incorporated on Feb. 29, 1980 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN


Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.


David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.


Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).


Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).


Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY


Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power) and Biogen (pharmaceuticals).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).


John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN


Senior vice president of AEFC.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining, AEFC he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $100, and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $1. Expenses for attending meetings are reimbursed.

During the fiscal year ended Dec. 31, 1997, the independent members of the board, for attending up to 30 meetings, received the following compensation:


                        Compensation Table


                                                                                        Total cash
                                                                                        compensation from
                        Aggregate             Pension or           Estimated annual     the
                        compensations from    Retirement           benefit upon         IDS MUTUAL FUND
Board member            the Fund              benefits accrued     retirement           GROUP and
                                              as                                        Preferred
                                              Fund expenses                             Master Trust Group
----------------------- --------------------- -------------------- -------------------- --------------------


H. Brewster Atwater,          $951                   $0                  $0                 $101,100
Jr.
Lynne V. Cheney                807                    0                   0                   95,200
Robert F. Froehlke             968                    0                   0                   98,500
Heinz F. Hutter              1,001                    0                   0                  104,000
Anne P. Jones                  958                    0                   0                  104,500
Melvin R. Laird                789                    0                   0                   86,300
Alan K. Simpson                681                    0                   0                   87,200
Edson W. Spencer             1,437                    0                   0                  129,800
Wheelock Whitney             1,101                    0                   0                  110,000
C. Angus Wurtele             1,051                    0                   0                  106,900

On Dec. 31, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares.



INDEPENDENT AUDITORS


The financial statements contained in the Annual Report to shareholders for the fiscal year ended Dec. 31, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Dec. 31, 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Tax-free Money Fund, dated Feb. 27, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND AND NOTE RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

The four highest ratings by Moody's Investors Service, Inc. are Aaa, Aa, A and Baa.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The four highest ratings by Standard & Poor's Corporation are AAA, AA, A, and
BBB.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Moody's ratings for tax-exempt notes are designated "MIG" (Moody's Investment Grade). Notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows or funds for their servicing or from established and broad-based access to the market for refinancing, or both.

Notes rated MIG-2 are of high quality, with margins of protection ample, although not so large as in the preceding group.

Notes rated MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor's rating SP-1 on tax-exempt notes indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

APPENDIX B

DESCRIPTION OF SHORT-TERM TAXABLE SECURITIES AND REPURCHASE AGREEMENTS

Depending on market conditions, a portion of the Fund's investments may be invested in short-term taxable securities. These include:

(1) Obligations of the U.S. government, its agencies and instrumentalities that result principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Fund;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;

(4) Bankers' acceptances arising from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions;

(5) Letters of credit, which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;

(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earning trends:

Standard & Poor's Rating A-1 indicates that the degree of safety regarding timely repayment is either overwhelming or very strong.

Standard & Poor's Rating A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's Rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's Rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Fund with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Fund receives a fixed rate of return that is insulated from market rate changes while it holds the security.

(8) Variable rate demand notes (VRDNs), whose terms provide (1) the Fund is unconditionally entitled to obtain the amount due upon notice of seven days or less or at specified intervals not exceeding one year upon no more than seven days' notice, and (2) the interest rate provisions will be such that the instrument will have a current market value approximately equal to its face amount. The Fund will invest only in VRDNs that are in the top two ratings by a major rating service or are of comparable quality as determined by the board of directors. The required liquidity may be provided by a bank letter of credit, in which event the quality and liquidity of the issue may be determined by reference to the bank's creditworthiness.

APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.



Dollar-cost averaging
---------------------------- --------------------------- -----------------------
          Regular                   Market Price                         Shares
        Investment                   of a Share                         Acquired
---------------------------- --------------------------- -----------------------
            $100                       $6.00                               16.7
             100                        4.00                               25.0
             100                        4.00                               25.0
             100                        6.00                               16.7
             100                        5.00                               20.0
---------------------------  --------------------------  -----------------------
            $500                      $25.00                              103.4


Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

      Independent auditors' report

      The board and shareholders
      IDS Tax-Free Money Fund, Inc.:


      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Tax-Free Money Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended December 31, 1997, and the financial highlights for each of the years in the ten-year period ended December 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Tax-Free Money Fund, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      February 6, 1998

      (This annual report is not part of the prospectus.)

      Financial statements


      Statement of assets and liabilities
      IDS Tax-Free Money Fund, Inc.
      Dec. 31, 1997

                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $150,492,013)                                                              $150,492,013
 Cash in bank on demand deposit                                                                      1,014,416
 Accrued interest receivable                                                                           943,657
                                                                                                       -------
 Total assets                                                                                      152,450,086
                                                                                                   -----------

                                  Liabilities

 Dividends payable to shareholders                                                                      73,371
 Accrued investment management services fee                                                              1,288
 Accrued transfer agency fee                                                                               439
 Accrued administrative services fee                                                                       125
 Other accrued expenses                                                                                 29,392
                                                                                                        ------
 Total liabilities                                                                                     104,615
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                               $152,345,471
                                                                                                  ============

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                       $  1,523,533
 Additional paid-in capital                                                                        150,828,618
 Undistributed net investment income                                                                        39
 Accumulated net realized gain (loss)                                                                   (6,719)
                                                                                                        ------
 Total-- representing net assets applicable to outstanding capital stock                          $152,345,471
                                                                                                  ============
 Shares outstanding                                                                                152,353,338
 Net asset value per share of outstanding capital stock:                                          $       1.00
                                                                                                  ============

See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

      Statement of operations
      IDS Tax-Free Money Fund, Inc.
      Year ended Dec. 31, 1997



                                  Investment income

 Income:
 Interest                                                          $5,688,224
                                                                   ----------
 Expenses (Note 2):
 Investment management services fee                                   488,015
 Transfer agency fee                                                  160,099
 Administrative services fees and expenses                             48,992
 Compensation of board members                                          9,744
 Custodian fees                                                        21,862
 Postage                                                               24,521
 Registration fees                                                     83,384
 Reports to shareholders                                               11,278
 Audit fees                                                            20,000
 Other                                                                  5,401
                                                                        -----
 Total expenses                                                       873,296
      Earnings credits on cash balances (Note 2)                     (106,674)
                                                                     --------
 Total net expenses                                                   766,622
                                                                      -------
 Investment income (loss)-- net                                     4,921,602
                                                                    ---------
 Net increase (decrease) in net assets resulting from operations   $4,921,602
                                                                   ==========

See accompanying notes to financial statements.


      (This annual report is not part of the prospectus.)


      Financial statements


      Statements of changes in net assets
      IDS Tax-Free Money Fund, Inc.
      Year ended Dec. 31, 1997



                                  Operations and distributions                      1997                  1996

 Investment income (loss)-- net                                             $  4,921,602          $  4,543,218
                                                                            ------------          ------------
 Distributions to shareholders from:
      Net investment income                                                   (4,924,473)           (4,540,366)
                                                                              ----------            ----------



                                  Capital share transactions at constant $1 net asset value

 Proceeds from sales of shares                                               295,641,284           326,625,378
 Net asset value of shares
      issued in reinvestment of distributions                                  4,769,737             4,396,455
 Payments for redemptions of shares                                         (305,451,034)         (319,518,046)
                                                                            ------------          ------------
 Increase (decrease) in net assets from capital share transactions            (5,040,013)           11,503,787
                                                                              ----------            ----------
 Total increase (decrease) in net assets                                      (5,042,884)           11,506,639
 Net assets at beginning of year                                             157,388,355           145,881,716
                                                                             -----------           -----------
 Net assets at end of year                                                  $152,345,471          $157,388,355
                                                                            ============          ============
 Undistributed net investment income                                        $         39          $      2,910
                                                                            ------------          ------------

See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

      Notes to financial statements

      IDS Tax-Free Money Fund, Inc.

  1

Summary of
significant
accounting policies

      IDS Tax-Free Money Fund, Inc. is registered under the Investment Company Act of 1940 (as amended), the "1940 Act", as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in short-term bonds and notes issued by or on behalf of state or local governmental units.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      Pursuant to Rule 2a-7 of the 1940 Act, all securities are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.31% to 0.24% annually.

      Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.03% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee of $20 per shareholder account for this service.

      During the year ended Dec. 31, 1997, the Fund's custodian and transfer agency fees were reduced by $106,674 as a result of earnings credits from overnight cash balances.


  3

Securities
transactions


      Cost of purchases and proceeds from sales of securities aggregated $415,460,173 and $420,685,000, respectively, for the year ended Dec. 31, 1997. Realized gains and losses are determined on an identified cost basis.


  4

Financial
highlights


      "Financial highlights" showing per share data and selected information is presented on page 5 of the prospectus.


      (This annual report is not part of the prospectus.)


      Investments in securities


      IDS Tax-Free Money Fund, Inc.
      Dec. 31, 1997
                                                                                        (Percentages represent
                                                                                          value of investments
                                                                                        compared to net assets)


 Name of issuer and title of issue (b)
Issuer                                                                 Principal                       Value(a)
                                                                         amount
 Alabama (2.4%)
 Columbia County Industrial Development Pollution Control
 Revenue Bonds (Alabama Power) Series C
      4.50% 10-1-22                                                 $   900,000(c,d)            $     900,000
      5.00% 10-1-22                                                   1,600,000(c,d)                1,600,000
 Columbia County Pollution Control Revenue Bonds
 (Alabama Power) Series D
      5.00% 10-1-22                                                   1,100,000(c,d)                1,100,000
 Total                                                                                              3,600,000

 Alaska (0.7%)
 Valdez Marine Terminal Refunding Revenue Bonds
 Alaska Pipeline (Mobil)
      3.70% 11-1-03                                                   1,000,000(c,d)                1,000,000

 Arizona (10.4%)
 Maricopa County (Arizona Public Service Company)
 (Bank of America)
      4.95% 5-1-29                                                    4,300,000(c,d)                4,300,000
 Maricopa County Pollution Control Revenue Bonds
 (Arizona Public Service Company) Series 1994B
      4.80% 5-1-29                                                     2,000,000(c,d)               2,000,000
 Maricopa County Pollution Control Revenue Bonds
 (Southern California Edison) C.P. Series E
      3.70% 1-5-98                                                     2,720,000                    2,720,000
      3.80% 1-15-98                                                    1,000,000                    1,000,000
 Salt River Agricultural Improvement & Power District C.P.
      3.65% 2-9-98                                                     1,000,000                    1,000,000
      3.65% 2-10-98                                                    2,900,000                    2,900,000
      3.75% 1-7-98                                                     1,000,000                    1,000,000
      3.75% 3-2-98                                                     1,000,000                    1,000,000
 Total                                                                                             15,920,000

 California (1.3%) State 1997 R.A.N.
      4.50% 6-30-98                                                    2,000,000                    2,006,208
 Florida (2.9%)
 Jacksonville Electric Authority Electrical System C.P. Series D-1
      3.70% 1-14-98                                                    3,300,000                    3,300,000
 State Municipal Power Agency C.P.
      3.75% 1-6-98                                                     1,155,000                    1,155,000
 Total                                                                                              4,455,000

 Georgia (9.1%)
 Burke County Development Authority Pollution Control Revenue Bonds
 (Georgia Power) Vogtle
      4.80% 4-1-25                                                      3,900,000(c,d)              3,900,000
      4.80% 9-1-26                                                      1,100,000(c,d)              1,100,000
      5.00% 7-1-24                                                        700,000(c,d)                700,000
 Burke County Pollution Control Revenue Bonds (Georgia Power)
 Series 1994
      4.95% 7-1-24                                                      1,700,000(c,d)              1,700,000
 Burke County Pollution Control Revenue Bonds
 (Oglethorpe Power) C.P.
      3.80% 5-28-98                                                     1,000,000                   1,000,000
 Monroe County Development Authority (Georgia Power)
 Series 2
      4.50% 7-1-25                                                      1,400,000(c,d)              1,400,000
 Monroe County Pollution Control Revenue Bonds (Gulf Power)
 Series 2
      4.50% 9-1-24                                                      1,450,000(c,d)              1,450,000
 Putnam County Development Authority Pollution Control
 Revenue Bonds (Georgia Power)
      4.50% 4-1-32                                                        200,000(c,d)                200,000
 Putnam County Development Authority Pollution Control
 Revenue Bonds (Georgia Power) Series 2
      4.90% 9-1-29                                                      2,400,000(c,d)              2,400,000
 Total                                                                                             13,850,000

 Hawaii (0.7%)
 State Department Budget & Finance Special Purpose Mortgage
 Revenue Bonds (Kaiser Permanente)
      3.65% 3-1-15                                                     1,000,000(c,d)               1,000,000


 Idaho (1.0%)
 State T.A.N. Series 1997
      4.625% 6-30-98                                                   1,500,000                    1,505,304
 Indiana (3.3%)
 Bond Bank Advanced Funding Notes Series 1997A-2
      4.25% 1-21-98                                                    1,000,000                    1,000,291
 Mount Vernon Pollution  Control & Solid Waste Disposal  Refunding Revenue Bonds
 (General Electric) C.P.
      3.60% 1-8-98                                                     1,800,000                    1,800,000
      3.70% 1-6-98                                                     1,190,000                    1,190,000
 State Education Facility (University of Notre Dame)
      4.05% 3-1-25                                                     1,000,000(c,d)               1,000,000
 Total                                                                                              4,990,291


 Iowa (1.3%)
 School Cash Anticipation Warrant Certificates Series 1996B
      4.25% 1-30-98                                                    1,000,000                    1,000,459
 State School Cash Anticipation Warrant Certificates Series A
      4.50% 6-26-98                                                    1,000,000                    1,003,250
 Total                                                                                              2,003,709


 Kentucky (2.8%)
 Jefferson County Pollution Control Revenue Notes
 (Louisville Gas & Electric) C.P. V.R.D.N. Series 1993
      3.65% 1-7-98                                                     1,300,000(c,d)               1,300,000
      3.80% 1-9-98                                                     3,000,000(c,d).              3,000,000
 Total                                                                                              4,300,000


 Louisiana (0.9%)
 East Baton Rouge Parish Pollution Control Revenue Bonds (Exxon)
      4.80% 3-1-22                                                    1,400,000(c,d)                1,400,000
 Maryland (2.6%)
 Health & Educational Facilities Authority Revenue Bonds
 (Kaiser Permanente) Series A
      3.65% 7-1-15                                                     2,000,000(c,d)               2,000,000
 Montgomery County B.A.N. C.P.
      3.80% 1-8-98                                                     2,000,000                    2,000,000
 Total                                                                                              4,000,000

 Michigan (7.5%)
 Regents of the University Hospital Refunding Revenue Bonds
 Series 1992A
      5.10% 12-1-19                                                    4,200,000(c,d)               4,200,000
 Regents of the University Hospital Refunding Revenue Bonds
 Series 1995A
      5.10% 12-1-27                                                    2,200,000(c,d)               2,200,000
 School District of Detroit Wayne County State School Aid Notes
      4.50% 5-1-98                                                     2,000,000                    2,003,821
 State Full Faith & Credit General Obligation Notes
      4.50% 9-30-98                                                    3,000,000                    3,015,888
 Total                                                                                             11,419,709

 Minnesota (7.2%)
 Becker (Northern States Power) C.P. Series 1993B
      3.70% 2-11-98                                                    1,000,000                    1,000,000
 Becker Pollution Control Revenue Bonds
 (Northern States Power) C.P. Series A
      3.70% 2-12-98                                                    2,000,000                    2,000,000
      3.80% 1-6-98                                                     3,000,000                    3,000,000
 Rochester Health Care Facility Revenue Bonds (Mayo Clinic)
 Series A
      3.65% 1-16-98                                                    1,000,000                    1,000,000
 Rochester Health Care Facility Revenue Bonds (Mayo Clinic)
 Series B
      3.65% 1-16-98                                                    2,000,000                    2,000,000
 Southern Minnesota Municipal Power C.P. Series B
      3.75% 2-23-98                                                    2,000,000                    2,000,000
 Total                                                                                             11,000,000


 Mississippi (0.9%)
 Jackson County Pollution Control Refunding Revenue Bonds
 (Chevron)
      4.95% 6-1-23                                                    1,300,000(c,d)                1,300,000
 Missouri (0.1%)
 Washington University Health & Education Facilities Authority
 Series A
      5.00% 9-1-30                                                      200,000(c,d)                  200,000
 Montana (0.7%)
 State T.R.A.N. Series 1997
      4.50% 6-30-98                                                    1,000,000                    1,003,123
 New Mexico (4.2%)
 Farmington Pollution Control Refunding Revenue Bonds
 (Arizona Public Service) Series B
      5.00% 9-1-24                                                     3,400,000(c,d)               3,400,000
 State T.R.A.N.
      4.50% 6-30-98                                                    3,000,000                    3,009,259
 Total                                                                                              6,409,259

 New York (3.1%)
 New York City Municipal Water & Sewer System Revenue Bonds
      5.10% 6-15-22                                                   2,000,000(c,d)                2,000,000
      5.10% 6-15-23                                                   1,400,000(c,d)                1,400,000
 New York City Municipal Water Financial Authority Series 1994C
      5.10% 6-15-23                                                   1,300,000(c,d)                1,300,000
 Total                                                                                              4,700,000

 North Carolina (2.6%)
 Medical Care Community Hospital Revenue Bonds
 Duke University Hospital Series 1985B-C
      4.10% 6-1-15                                                    4,000,000(c,d)                4,000,000
 Ohio (3.7%)
 State Air Quality Development Authority Revenue Bonds
 (Cincinnati Gas & Electric) Series 1995B
      4.50% 12-1-15                                                   2,600,000(c,d)                2,600,000
 State Air Quality Development Authority Revenue Bonds
 (Cincinnati Gas & Electric) Series A
      4.95% 9-1-30                                                    3,000,000(c,d)                3,000,000
 Total                                                                                              5,600,000


 Pennsylvania (6.2%)
 Philadelphia School District T.R.A.N.
      4.50% 6-30-98                                                    1,000,000                    1,002,608
 State Higher Education Facilities Authority Refunding
 Revenue Bonds (Carnegie Mellon) Series B
      4.85% 11-1-27                                                   5,400,000(c,d)                5,400,000
 State Higher Education Facilities Authority Revenue Bonds
 Series C
      3.60% 1-1-26                                                    3,000,000(c,d)                3,000,000
 Total                                                                                              9,402,608

 Texas (13.6%)
 Houston T.R.A.N. Series 1997
      4.50% 6-30-98                                                    2,000,000                    2,006,171
 Jefferson Port Arthur Navigation District Pollution Control
 Revenue Bonds (Texaco)
      5.05% 10-1-24                                                    8,100,000(c,d)               8,100,000
 San Antonio Electric & Gas System C.P. Series A
      3.80% 1-13-98                                                    2,000,000                    2,000,000
      3.80% 1-20-98                                                    3,500,000                    3,500,000
 State Municipal Power Authority C.P.
      3.65% 1-5-98                                                     1,600,000                    1,600,000
      3.75% 1-7-98                                                     1,500,000                    1,500,000
 State T.R.A.N. Series 1997
      4.75% 8-31-98                                                    2,000,000                    2,011,747
 Total                                                                                             20,717,918

 Utah (1.3%)
 State Highway General Obligation Notes C.P.
      3.75% 1-14-98                                                    1,000,000                    1,000,000
      3.70% 1-15-98                                                    1,000,000                    1,000,000
 Total                                                                                              2,000,000

 Washington (1.2%)
 State General Obligation C.P. R.A.N. Series 1996B
      3.60% 6-15-20                                                   1,000,000(c,d)                1,000,000
 State Public Power Supply System Electric Refunding
 Revenue Bonds Project  3
      3.75% 7-1-18                                                      900,000(c,d)                  900,000
 Total                                                                                              1,900,000

 Wisconsin (1.3%)
 State Operating Notes Series 1997
      4.50% 6-15-98                                                    2,000,000                    2,005,613
 Wyoming (5.8%)
 Lincoln County Pollution Control Revenue Bonds (Exxon)
      4.95% 8-1-15                                                    3,800,000(c,d)                3,800,000
 Lincoln County Pollution Control Revenue Bonds (Exxon)
 Series 1985
      4.95% 8-1-15                                                    1,500,000(c,d)                1,500,000
 State T.R.A.N. Series 1997
      4.50% 6-26-98                                                    1,000,000                    1,003,271
 Sublette County (Exxon) Series 1984
      4.95% 11-1-14                                                   2,500,000(c,d)                2,500,000
 Total                                                                                              8,803,271


 Total investments in securities (98.8%)
 (Cost: $150,492,013)(e)                                                                         $150,492,013
                                                                                                 ============


      See accompanying  notes to investments in securities.

      (This annual report is not part of the prospectus)

      Investments in securities


      IDS Tax-Free Money Fund, Inc.


 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations are used in portfolio descriptions:

 B.A.N.    --   Bond Anticipation Note

 C.P.      --   Commercial Paper

 R.A.N.    --   Revenue Anticipation Note

 T.A.N.    --   Tax Anticipation Note

 T.R.A.N.  --   Tax & Revenue Anticipation Note

 V.R.D.N.  --   Variable Rate Demand Note

(c) Interest rate varies to reflect current market conditions; rate shown is the effective rate on Dec. 31, 1997.

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. However, for purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(e) At Dec. 31, 1997, also represents the cost of securities for federal income tax purposes.

      (This annual report is not part of the prospectus)




PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a) List of financial statements filed electronically as part of this Post-Effective Amendment to the Registration Statement:

         -Independent Auditors' Report dated February 6, 1998
         -Statement ofassets and liabilities, December 31, 1997
         -Statement of operations, Year ended December 31, 1997
         -Statements of changes in net assets, for the two-year period ended
          December 31, 1996 and December 31, 1997
         -Notes to financial statements
         -Investments in securities, December 31, 1997
         -Notes to investments in securities

(b)      EXHIBITS

1.   Copy of Articles of  Incorporation  as amended  October 17, 1988,  filed
     electronically  as  Exhibit  1  to  Post-Effective   Amendment  No.  14  to
     Registration Statement No. 2-66868, is incorporated herein by reference.

2.   Copy of By-laws as amended  January 12, 1989,  filed  electronically  as
     Exhibit 2 to Post-Effective Amendment No. 16 to Registration Statement No. 2-66868, is incorporated herein by reference.

3.       Not Applicable.

4. Copy of Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No. 2-66868, is incorporated herein by reference.

5. Copy of Investment Management Services Agreement between Registrant and American Express Financial Corporation dated March 20, 1995, filed electronically as Exhibit 5 to Post-Effective Amendment No. 29, is incorporated herein by reference.

6. Copy of Distribution Agreement between Registrant and American Express Financial Advisors Inc. dated March 20, 1995, filed electronically as Exhibit 6 to Post-Effective Amendment No. 29, is incorporated herein by reference.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8. Copy of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated November 1, 1988, filed electronically as Exhibit 8 to Post-Effective Amendment No. 29, is incorporated herein by reference.

9. (a) Copy of Plan and Agreement of Merger, dated April 10, 1986, filed electronically as Exhibit 9(a) to Post-Effective Amendment No. 14 to Registration Statement No. 2-66868, is incorporateherein by reference.

         (b) Copy of License Agreement, dated January 25, 1988, between the Registrant and IDS Financial Corporation, filed electronically as
         Exhibit 9(c) to Post-Effective Amendment No. 16 to Registration Statement No. 2-66868, is incorporated herein by reference.

         (c) Copy of Transfer Agency Agreement between Registrant and American Express Financial Corporation dated January 1, 1998 is filed electronically herewith.

         (d) Copy of Administrative Services Agreement between Registrant and American Express Financial Corporation dated March 20, 1995, filed electronically as Exhibit 9(d) to Post-Effective Amendment No. 29, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent Auditors' Consent is filed electronically herewith.

12.      None.

13.      Not applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 34 to Registration Statement No. 2-38355, are incorporated herein by reference.

15. Copy of Plan and Supplemental Agreement of Distribution between Registrant and IDS Financial Corporation dated January 1, 1987, filed electronically as Exhibit 15 to Post-Effective Amendment No. 13 to Registration Statement No. 2-66868, is incorporated herein by reference.

16. Copy of Schedule of Computation of each performance quotation provided in the Registration Statement in response to Item 22(b) filed as
         Exhibit 16 to Post-Effective Amendment No. 30 to Registration Statement No. 2-66868, is incorporated herein by reference.

17.      Financial Data Schedule is filed electronically herewith.

18. (a) Directors' Power of Attorney to sign amendments to this Registration Statement dated January 7, 1998, is filed electronically herewith.

         (b) Officers' Power of Attorney to sign amendments to this Registration Statement dated November 1, 1995 filed electronically as Exhibit 18(b) to Registrant's Post-Effective Amendment No. 28, is incorporated herein by reference.

Item 25. Persons Controlled by or Under Common Control with Registrant

                  None

Item 26. Number of Holders of Securities

                              (1)                                     (2)
                                                               Number of Record
                                                                 Holders as of
                        Title of Class                           Feb. 4, 1998
                         Common Stock                                8,026

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Tax-Free Money Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 20th day of February, 1998.

IDS TAX-FREE MONEY FUND, INC.

By /s/ William R. Pearce**
William R. Pearce,
Chief executive officer


By ___________________________________
   Matthew N. Karstetter,
   Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of February, 1998.

Signatures                                           Capacity

/s/  William R. Pearce*                              Chairman of the Board
     William R. Pearce

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  William H. Dudley*                              Director
     William H. Dudley

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

Signatures                                           Capacity

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

/s/  Edson W. Spencer*                               Director
     Edson W. Spencer

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  Wheelock Whitney*                               Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele

* Signed pursuant to Directors' Power of Attorney dated January 7, 1998, is filed electronically herewith.


-------------------------------
Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney dated November 1, 1995, filed electronically as Exhibit 18(b) to Post-Effective Amendment No. 28 to Registration Statement No. 2-66868, by:


-------------------------------
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 31 TO REGISTRATION STATEMENT NO. 2-66868

This post-effective amendment comprises the following papers and documents:

The facing sheet.

The cross reference sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

Part C.

         Other Information.

The signatures.

Exhibits.